                                                                    EXHIBIT 10.7


                                                     FEC Contract No. __________


                            TRANSPORTATION AGREEMENT


         This Agreement made the 19th day of November, 1995, between FEDERAL EXPRESS CORPORATION ("FedEx") and TIMELY TRANSPORTATION,
INC. ("Carrier").


                                    RECITALS

         1. Carrier owns or controls motor vehicles, and is ready, willing and able to operate the vehicles for cargo transportation services in conjunction with FedEx's express package delivery business.

         2. FedEx desires to hire the Carrier to perform services for FedEx in accordance with the terms and subject to the conditions of this Agreement.

         For and in consideration of the mutual covenants contained in this Agreement, Carrier and FedEx agree as follows:

         Section 1. Transportation Services. (a) FedEx will tender cargo to Carrier from time to time during the term of this Agreement for transportation by Carrier (the "Services") on the routes and Lanes listed on EXHIBIT A attached (collectively, the "Lanes") excluding any Lanes and/or routes listed on SCHEDULE A-1 attached. Cargo tendered shall be accompanied by FedEx's Uniform Straight Bill of Lading, substantially in the form of EXHIBIT B or FedEx's Vendor's Uniform Straight Bill of Lading (the "Bill of Lading"). Carrier will give FedEx ******************************************************** for the transportation of FedEx's cargo. Nothing in this Agreement shall preclude FedEx from using the services of other contractors in the event Carrier is unable or unwilling, for any reason, to perform the Services for the Lanes. Additionally, nothing in this Agreement shall preclude FedEx from performing the Services itself or having the Services performed by a wholly-owned subsidiary or affiliate of FedEx at any time during the Term of this Agreement and FedEx may perform all or part of the Services itself or have all or part of the Services performed by a wholly owned subsidiary or affiliate of FedEx at any time during the Term of this Agreement without any liability or obligation to Carrier of any kind. Carrier's service shall be provided at its own expense and under its entire control as an independent contractor.

         (b) Carrier shall utilize serviceable equipment and vehicles maintained in good and legal operating condition in order to perform the Services. Carrier shall at all times be responsible for and pay all costs and expenses necessary or incidental to the maintenance and operation of the equipment and vehicles, including the cost of fuel, supplies, licenses, permits and tolls. Carrier shall have exclusive control and direction of the equipment and vehicles used in the performance of Services pursuant to this Agreement. When transporting

25449
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material has been filed separately with the Securities and Exchange Commission.

FedEx's cargo, Carrier shall devote its vehicle to the exclusive use of FedEx. Additionally, unless otherwise agreed by FedEx, all rollers and locking devices utilized by carrier in performing the Services shall be at all times in accordance with the specifications contained in SCHEDULE A-2 attached.

         (c) Carrier, at its sole cost and expense, shall procure and maintain all licenses and permits required by local, state, or federal authorities for the performance of the Services and shall file and maintain appropriate tariffs required by any applicable jurisdiction. Carrier shall comply with all applicable laws, ordinances, codes, rules and regulations in performing the Services, including those of the Interstate Commerce Commission or any successor entity to the Interstate Commerce Commission (the Interstate Commerce commission or any successor entity to the Interstate Commerce Commission is referred to as the "I.C.C."). A copy of Carrier's I.C.C. Permit is attached as EXHIBIT C.

         (d) Carrier's drivers shall be properly licensed and qualified for the operation of Carrier's vehicles and the performance of the Services.

         (e) Carrier shall protect and preserve FedEx's cargo and shall transport all cargo with prompt and reasonable dispatch in accordance with scheduled delivery requirements of FedEx. Carrier will train its drivers in the proper handling of FedEx's cargo (including hazardous materials when shipped in accordance with the provisions of the International Airline Transportation Association) ("IATA") from the point of origin to the point of delivery, including the loading and unloading of the vehicles.

         (f) Carrier will meet with representatives of FedEx on a quarterly basis and any other time at FedEx's request to discuss the transportation requirements of FedEx, which meetings may be in person or via telephone.

         (g) Carrier and FedEx acknowledge and agree that these Services are designed to meet the distinct needs of FedEx.

         (h) Except as otherwise provided in this Agreement, in the event FedEx tenders cargo to any other carrier ("Third Party Carrier") during the term of this Agreement for the performance of Services on the Lanes, then upon the written request of Carrier, FedEx ********************************************
************************ for the performance by such Third Party Carrier of the Services on the Lane. The foregoing shall not apply, however, in any instance where Carrier is unable or unwilling to perform any services on the Lanes in accordance with the requirements of FedEx or in any instance where FedEx itself or any wholly-owned subsidiary or affiliate of FedEx performs such Services on the Lanes.

         (i) Carrier agrees to maintain a service level of ******************** at all times during the Term of this Agreement in connection with its performance of the Services and in accordance with the service requirements set forth in EXHIBIT D.


25449
*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         (j) Notwithstanding any other provision of this Agreement, FedEx may terminate this Agreement at any time and without penalty or other charge as to any Lane(s) or route(s) on which FedEx no longer requires any services to be performed due to FedEx's not providing Service on such Lane(s) or route(s). Any termination under this Section 1(j) shall be effective thirty (30) days following Carrier's receipt of written notice from FedEx.

         Section 2. Compensation and Invoices. (a) FedEx will pay the Carrier fees (the "Fees") for its performance of the Services in accordance with the rates set forth in EXHIBIT A. Carrier shall take such steps as are required by applicable law and the I.C.C. to ensure such rates are lawful. Unless otherwise agreed by FedEx and Carrier, Carrier will invoice FedEx upon completion of Carrier's performance of Services and each invoice will reference the applicable Bill(s) of Lading and be accompanied by any other documentation as may be requested by FedEx for its proper review of carrier's invoice. Invoices will be due and payable within thirty (30) days of receipt by FedEx, unless otherwise required by applicable law. FedEx shall have no obligation to Carrier for any Fees for any Services which are not invoiced to FedEx by Carrier within ninety
(90) days of Carrier's completion of such services.

         (b) The rates set forth in EXHIBIT A (the "Rates") shall be subject to change in accordance with the fuel index set forth in SCHEDULE A-3 attached (the "Fuel Index"). The Rates shall be automatically increased or decreased, as the case may be, in accordance with the Fuel Index and each invoice submitted to FedEx shall be based on the applicable Rates in effect at the time of performance of the applicable Services. All miles used in calculating the Rates are Household Goods tariff miles as filed with the I.C.C. and the Rates are based on such Household Goods tariff miles.

         (c) Except as provided in Section 2(b), the Rates shall remain in effect until ************. At any time after **************, Carrier may adjust the Rates by an amount equal to ***********************************
******************************************. Carrier shall provide notice of its request to adjust the Rates in writing to FedEx which notice shall include written proof reasonably satisfactory to FedEx to demonstrate ***************** *********************************** **************************. The Rates shall not be adjusted by an amount greater than ********************************** ********************************************************************. Any such adjusted Rates shall remain in effect for the remainder of the Term.

         (d) Notwithstanding the foregoing, and subject in all cases to the provisions of Section 15, in the event Carrier fails to meet the delivery time commitments required by FedEx in connection with any Services and (i) if such failure is caused by any action or inaction of Carrier or Carrier's employees, agents or subcontractors, and (ii) if such failure causes a FedEx service failure or in any way affects the operations of FedEx, then Carrier shall refund to FedEx any and all Fees paid by FedEx to Carrier for such Services by no later than

25449
*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

thirty (30) days following the request of FedEx for such refund, which request shall be accompanied by documentation evidencing such failure. Additionally, in the event Carrier does not refund to FedEx any such Fees within such thirty (30) day period, then FedEx may deduct from, and set-off against, any Fees payable to Carrier an amount equal to the amount of any such refund to which FedEx is entitled pursuant to this Section 2(d). Upon the request of Carrier, FedEx agrees to review with Carrier any Services which FedEx claims this Section 2(d) applies to in order to determine the actual cause of any failure in Services and whether this Section 2(d) should be applicable.

         (e) The Rates include the amount of any present or future sales, use, excise or other similar tax applicable to the performance of the Services ("Tax"), and FedEx shall have no responsibility for the payment of any such Tax.

         Section 3. Right of Audit. Carrier shall keep full and accurate records and documentation to substantiate the amounts claimed in any invoice, which records shall be made available to FedEx at all reasonable times. In addition, Carrier's records related to this Agreement shall be open to audit by FedEx or any authorized representative of FedEx during the Term of this Agreement and until two (2) years after the termination of this Agreement.

         Section 4. Right to Withhold Payments. In addition to its right to withhold payments under Section 2, FedEx may withhold any payment of any invoice in whole or part to protect itself from (i) defective or unsatisfactory performance of the Services by Carrier, (ii) third-party claims filed or reasonable evidence indicating probable filing of third-party claims arising from Carrier's performance of the Services, or (iii) evidence of fraud, overbilling or overpayment discovered upon audit, but only to the extent of such fraud, overbilling or overpayment. FedEx shall provide Carrier with written notice as to the reason or reasons that any payment of Fees due under this Agreement is withheld by FedEx.

         Section 5. Term. (a) The term of this Agreement (the "Term") shall commence on November 19, 1995, and continue for thirty-six (36) months thereafter. Notwithstanding the foregoing, if either party shall be required to cease and desist from the performance of Services or other obligations set forth in this Agreement by reason of any provision of law, order of any court, commission, or other public authority, either party shall have the right to terminate this Agreement immediately upon written notice to the other party.

         (b) Notwithstanding the foregoing or any other provision of this Agreement, FedEx shall be permitted to terminate this Agreement at any time and for any reason upon thirty (30) days prior written notice to Carrier and upon payment of the Termination Charge (as defined below). The Termination Charge shall equal the product of the Average Monthly Fee (as defined below) and the Termination Factor (as defined below). The "Average Monthly Fee" shall equal ********************************************************* under this Agreement
********************************************************************* of this
Agreement. The "Termination Factor" shall equal the

25449
*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

following numbers determined by the termination date of the
Agreement:


                   Contract Year During
                 Which Termination Occurs          Termination Factor
                 ------------------------          ------------------
                            1                               3
                            2                               2
                            3                               1


         Section 6. Carrier's Indemnification. Carrier shall indemnify, defend and hold harmless FedEx, its officers, directors and employees from and against any and all claims, actions, losses, damages, expenses, judgments and costs (including reasonable attorneys' fees and costs) resulting from or arising out of Carrier's performance of the Services including, but not limited to:

                (i) any negligent act or omission or obligation of Carrier resulting in any claim, action or suit brought for the recovery of taxes, indemnities, losses or payments including, but not limited to, any claim, action or suit arising under the tax, labor or social security laws of any federal, state or local taxing authority together with all penalties, fines or interest thereon imposed or levied by any federal, state or local taxing authority;

               (ii) any claim, demand, liability, tax, or judicial or administrative investigation or proceeding
                           (i) arising from any act, omission, or obligation of carrier or anyone hired, employed by, or associated or affiliated with Carrier, or
                           (ii) arising in any way with respect to Carrier's performance of the Services including, but not limited to, any claim, action, demand, damages, losses and costs related to any loss of, damage to or destruction of property and vehicles, or from the death of or injury to any person, but only to the extent not arising from the willful misconduct or negligence of FedEx; and

              (iii) any and all claims, damages, fines, penalties, or any consequences arising out of its breach of warranty or failure to abide by the terms of this Agreement.

              Section 7. Insurance. (a) Carrier shall maintain and furnish to FedEx certificates evidencing the types of insurance coverage and endorsements specified in EXHIBIT E. Such insurance shall be written by insurance companies licensed to do business in the states where the Services are performed, shall be in form and substance satisfactory to FedEx, and shall provide that insurance will not be subject to cancellation, termination, or change except after thirty
(30) days' written notice to FedEx.

         (b) The Carrier warrants to FedEx that the Carrier has not done and will not do anything which would cause the insurance policy or policies carried by the Carrier to be suspended, impaired, canceled or otherwise adversely affected.

         (c) The Carrier shall supply to FedEx certificates of insurance evidencing the coverage required herein immediately upon execution of this Agreement by the Carrier, and prior to providing any Services and copies of all applicable insurance policies upon demand by FedEx within ten (10) business days of request by FedEx.

         Section 8. Claims and Liability Standards. (a) Carrier shall assume all risk of loss and liability in the transportation of any goods for FedEx from the time of Carrier's receipt of such goods from FedEx until proper delivery of the same has been made. All claims will be filed and resolved in accordance with the provisions of 49 CFR ss.1005, including the I.C.C.'s order of 04/18/72 regarding "Twenty-Two Questions and Answers" in Ex Parte No. 263. All liability standards and burdens of proof will be governed by the common law applicable to common carriers and by the provisions of 49 U.S.C. ss.ss.11707 and 10730 (the Carmack Amendment).

         (b) Subject to the limitations set forth in this Section 8(b), Carrier will be liable for the full actual loss incurred in connection with any services provided by Carrier unless FedEx declares a lesser value in writing on the applicable Bill of Lading. The loss shall be calculated based on the destination market value, and not on the "depreciated value" of the goods lost or damaged. Notwithstanding the foregoing, Carrier's liability pursuant to this Section 8(b) shall not exceed ****************
*********.

         (c) If FedEx cannot determine which of FedEx's cargo was on a particular vehicle or is unable to prove the actual value of the cargo which was lost or damaged, the value of such cargo is hereby stipulated between the parties *********************************, not to exceed **********************
**************************.

         Section 9. Events of Default. (a) If any one or more of the following events of default (herein "Events of Default") shall occur, then this Agreement may, at the option of the party not in default, be immediately terminated in whole or in part, although such termination shall not be deemed an election of remedies:

                (i) if either party shall default in the performance of any of its obligations contained in this Agreement;

               (ii) if either party shall file a voluntary petition in bankruptcy, or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statutes, laws or regulations, or shall seek or consent or acquiesce in the appointment of any trustee, or shall make any general assignment for the benefit of it's creditors, or shall admit in writing its inability to pay its debts generally as they become due;

25449
*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                           if a petition shall be filed against either party seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statute, law or regulation, and the same shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive) or if any trustee, receiver or liquidator of any party is appointed, which appointment shall remain unvacated or unstayed from an aggregate of sixty (60) days (whether or not consecutive); or

              (iii) if any representation or warranty made by either party herein or made in any statement or certificate furnished or required hereunder, or in connection with this Agreement proves untrue in any material respect as of the date of the issuance or making thereof.

         (b) Upon the occurrence of an Event of Default, the non-defaulting party shall have such further remedies against the defaulting party as may be available to it at law or in equity. In addition to any other remedies available to the non-defaulting party, upon the occurrence of any Event of Default, the non-defaulting party may terminate one (1) or more Lanes.

         Section 10. Change in Control. In addition to such other rights as FedEx may have, FedEx shall have the right to immediately terminate this Agreement upon any change (i) in the ownership or voting control of fifty-one (51%) or more of the capital stock or assets of Carrier, if a corporation, or
(ii) in the ownership of Carrier or its assets, if not a corporation. Carrier shall notify FedEx in writing at least thirty (30) days before any such change in control of the capital stock, business, or assets of Carrier.

         Section 11. Safety, Order and Security. Carrier shall enforce strict discipline and good order among its employees, and shall take all necessary precautions in the performance of the Services to insure the safety of all persons and property. Carrier will, at FedEx's request and subject to applicable laws, cooperate with FedEx in the investigation of any of Carrier's employees suspected of theft or other wrongdoing with respect to FedEx, its employees, its property and/or the Services. Additionally, Carrier shall permit FedEx or its representatives to interview Carrier's employees and, if requested by FedEx, Carrier will permit FedEx access to Carrier's facilities, so that FedEx may investigate any suspected theft or other wrong doing with respect to the services and conduct the aforementioned interviews.

         Section 12. Compliance With Laws. (a) Carrier agrees that it will comply with all applicable federal, state and local laws, regulations and codes in the performance of the services under this Agreement including, but not limited to, all rules and regulations of the I.C.C.

                  To the extent applicable to the Carrier, it agrees to comply with the affirmative action requirements applicable to contracts with government contractors as set forth in Title 41 of the Code of Federal Regulations.

         (b) Carrier hereby agrees to employ only persons who are legally authorized to work in the United States and to have an I-9 employment authorization form if required, for each person employed by it.

         (c) Carrier further agrees to indemnify, defend and hold harmless FedEx, its officers, directors and employees from and against all claims, liabilities, losses and expenses (including reasonable attorneys' fees) arising in connection with Carrier's failure to comply with the provisions of this Section.

         Section 13. Independent Contractor Relationship. The parties intend that an independent contractor relationship will be created by this Agreement. FedEx is interested only in the results of Carrier's Services and shall not exercise any control over the conduct or supervision of the Services or the means of its performance. Carrier shall have full responsibility for the payment of all federal, state and local taxes and contributions, including penalties and interest, imposed pursuant to unemployment insurance, social security, income tax, workers' compensation or any other similar statute, and Carrier shall be solely responsible for any liability to third parties resulting from the negligent or intentional acts or omissions of Carrier, its agents, employees or subcontractors arising from or occurring in the course of the Services.

         Section 14. Disclosure of Information. Carrier acknowledges that certain of FedEx's valuable, confidential and proprietary information may come into Carrier's possession. Accordingly, Carrier agrees that all such information furnished to Carrier by FedEx shall remain the exclusive property of FedEx, and agrees to hold all information it obtains from or about FedEx in strictest confidence, not to use such information other than for the performance of the Services, and to cause any of its employees or subcontractors to whom such information is transmitted to be bound to the same obligation of confidentiality to which Carrier is bound. Carrier shall not communicate FedEx's information in any form to any third party without FedEx's prior written consent. In the event of any violation of this provision, FedEx shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all profits or benefits arising out of such violation, which remedy shall be in addition to any other rights or remedies to which FedEx may be entitled.

         Section 15. Excusable Delay. (a) Neither party shall be responsible to the other party for any excusable delay or failure ("Excusable Delay") in the performance of its respective duties under this Agreement. An Excusable Delay shall be deemed to have occurred if a party's delay or failure in performance is due to causes beyond its respective reasonable control and not occasioned by its respective intentional acts or negligence including, but not limited to, acts of God, partial or complete destruction of equipment, court actions and orders, acts of public enemies, acts of any kind of the governments of the United States, war, natural disaster, severe inclement weather, insurrection or riots, civil commotion, fire, floods, plagues, epidemics or any other such acts; provided, however, that none of the foregoing shall be considered an Excusable Delay if the cause of any such delay can be cured in any legal way, including the payment of money and provided that strikes, lock-outs and non-availability of labor will not be Excusable Delays. Both parties shall use their best efforts to inform the other by written notice in the event of the occurrence of an Excusable Delay.

         Section 16. Subcontractors. Except as expressly provided in this
Section 16, Carrier shall not cause or permit any shipment tendered hereunder to be transported by any other motor carrier or by railroad or other modes of transportation. Carrier may have any of the Services performed by Subcontractors subject to the prior written approval of FedEx, which approval shall not be unreasonably withheld. Nothing in this Agreement or otherwise shall create any contractual relationship between FedEx and any Subcontractor and no subcontract entered into relating to any part of Carrier's obligations hereunder shall relieve Carrier of its obligations to FedEx hereunder, it being agreed that Carrier shall be primarily liable to FedEx for the performance of its obligations hereunder regardless of whether Carrier elects to have any portion of such obligations performed by a Subcontractor. Carrier's obligation to pay its Subcontractors is an independent obligation from FedEx's obligation to pay Carrier, and FedEx shall have no obligation to pay or to see to the payment of any monies to any Subcontractor. Further, FedEx's withholding of payments in accordance with this Agreement shall not be grounds for Carrier to withhold payments properly due its Subcontractors. It is a condition of this Agreement that all Subcontract Services shall be performed in compliance with the requirements of this Agreement, the I.C.C. and any other regulatory agency or governmental body having jurisdiction over such Subcontract Service.

         Section 17. Miscellaneous. (a) Assignment. This Agreement shall inure to the benefit of and be binding upon each of the parties and their respective successors and assigns, but neither the rights nor the duties of either party under this Agreement may be voluntarily assigned or delegated without the prior written consent of the other party, except that FedEx may assign all or any part of its rights and delegate its duties under this Agreement to a wholly-owned subsidiary.

         (b) Section Headings. All section headings and captions used in this Agreement are purely for convenience and shall not affect the interpretation of this Agreement.

         (c) Exhibits. All exhibits described in this Agreement shall be deemed to be incorporated in and made a part of this Agreement, except that if there is any inconsistency between this Agreement and the provisions of any exhibit the provisions of this Agreement shall control. Terms used in an exhibit and also used in this Agreement shall have the same meaning in the exhibit as in this Agreement.

         (d) Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of Tennessee, and the parties submit to the jurisdiction of any appropriate court within Tennessee for adjudication of disputes arising from this Agreement.

         (e) Modification. Except as otherwise provided, this Agreement shall not be modified except by written agreement signed on behalf of FedEx and the Carrier by their respective authorized officers.

         (f) Exclusive Agreement. Except as provided below, this Agreement supersedes all prior understandings, representations, negotiations and correspondence between the parties, constitutes the entire agreement between them with respect to the matters described, and shall not be modified or affected by any course of dealing, course of performance or usage of trade. It is acknowledged by the parties, however, that this Agreement applies only to FedEx's revenue producing cargo and does not apply to FedEx's non-revenue producing cargo. Accordingly, this Agreement does not supersede any prior agreement between the parties as to non-revenue producing cargo, if any such agreement is in effect.

         (g) Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

         (h) Waiver. The failure of either party at any time to require performance by the other of any provision of this Agreement shall in no way affect that party's right to enforce such provision, nor shall the waiver by either party of any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

         (i) Survival. The provisions of this Agreement which by their nature extend beyond the expiration or earlier termination of the Agreement will survive and remain in effect until all obligations are satisfied. Specifically, the carrier's obligations to indemnify FedEx and the provisions of Section 8 shall survive this Agreement.

         (j) Disclosure. The Carrier shall in each instance obtain the prior written approval of FedEx concerning exact text and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning this Agreement.

         (k) Further Assurances. Each party agrees that it will take such actions, provide such documents, do such things and provide such further assurances as may reasonably be requested by the other party during the term of this Agreement. Carrier agrees to provide to FedEx, from time to time, such financial information as FedEx may reasonably request to determine Carrier's ability to perform its obligations under this Agreement and Carrier shall provide FedEx with audited financial statements of Carrier within ninety (90) days of the end of Carrier's fiscal year, for each fiscal year during the Term of this Agreement.

         (l) Counterparts. This Agreement may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

         (m) Notices. All notices, approvals, requests, consents and other communications given pursuant to this Agreement shall be in writing and shall be effective when received if hand-delivered, sent by facsimile, sent by Federal Express service or sent by United States certified or registered mail, addressed as follows:

If to FedEx via U.S. Mail:         Federal Express Corporation
                                   P.O. Box 727 - Comat 2848
                                   Memphis, Tennessee  38194
                                   Attention:  Manager

or via FedEx:                      Federal Express Corporation
                                   Contract Carrier Administration
                                   and Planning
                                   2813 Business Park, Building I
                                   Memphis, Tennessee  38118-2848
                                   Attention:  Manager

If to Carrier:                     Timely Transportation, Inc.
                                   100 Galleria Pkwy N.W. #115
                                   Atlanta, GA 30339
                                   Attn: Dennis Bakal

         (n) No Lien. Carrier shall no lien on any cargo tendered to Carrier under this Agreement.

         Section 18. Validity of Agreement. This Agreement shall not be valid nor binding upon FedEx unless it shall have been executed by an officer of FedEx.

         IN WITNESS WHEREOF, the parties have made and executed this Agreement as of the day and year first above written.


                                          FEDERAL EXPRESS CORPORATION

                                          By:/s/ Clifford Hardt
                                             ---------------------------------

                                          Title:V.P. AGT&T
                                                ------------------------------
                                                                ("FedEx")


                                          TIMELY TRANSPORTATION, INC.

                                          By:/s/ William Kelly
                                             ---------------------------------

                                          Title: V.P. Transportation
                                                ------------------------------
                                                                ("Carrier")

12/04/95                 FEDERAL EXPRESS CORPORATION                      PAGE 1

                     TRUCKLOAD SCHEDULE OF RATES AND CHARGES

                                 CTV Roller Deck


TIMELY TRANSPORTATION INC                                                          ROUND
                                                                                    TRIP
                                                                       TRANSIT      MIN         ROUND
                                                           HHG          TIME       CHARGE       TRIP      RATE/MILE
Lane                                                      MILES        (HOURS)    ($/LOAD)    SCHEDULE     AD HOC
----                                                      -----        -------    --------    --------    ---------
*                                                          145            3.2         *           *            *
*                                                          624           13.9         *           *            *
*                                                        1,144           25.4         *           *            *
*                                                        1,225           27.2         *           *            *
*                                                        1,250           27.8         *           *            *
*                                                          306            6.8         *           *            *
*                                                          647           14.4         *           *            *
*                                                          436            9.7         *           *            *
*                                                        1,048           23.3         *           *            *
*                                                          253            5.6         *           *            *
*                                                          449           10.0         *           *            *
*                                                          145            3.2         *           *            *
*                                                          326            7.2         *           *            *
*                                                          624           13.9         *           *            *
*                                                          306            6.8         *           *            *
*                                                          647           14.4         *           *            *
*                                                          436            9.7         *           *            *
*                                                          253            5.6         *           *            *
*                                                          449           10.0         *           *            *
*                                                          243            5.4         *           *            *
*                                                          679           15.1         *           *            *
*                                                          476           10.6         *           *            *
*                                                          813           18.1         *           *            *
*                                                          838           18.6         *           *            *
*                                                          287            6.4         *           *            *
*                                                          153            3.4         *           *            *
*                                                          209            4.6         *           *            *
*                                                          380            8.4         *           *            *
*                                                          243            5.4         *           *            *
*                                                          679           15.1         *           *            *
*                                                          476           10.6         *           *            *
*                                                        1,221           27.1         *           *            *
*                                                          809           18.0         *           *            *
*                                                        1,225           27.2         *           *            *
*                                                          909           20.2         *           *            *
*                                                        1,048           23.3         *           *            *
*                                                          813           18.1         *           *            *
*                                                        1,250           27.8         *           *            *
*                                                          287            6.4         *           *            *




Report P6a              Proprietary and Confidential                     Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

12/04/95                   FEDERAL EXPRESS CORPORATION                    PAGE 2

                     TRUCKLOAD SCHEDULE OF RATES AND CHARGES

                                 CTV Roller Deck


TIMELY TRANSPORTATION INC                                                          ROUND
                                                                                    TRIP
                                                                       TRANSIT      MIN         ROUND
                                                           HHG          TIME       CHARGE       TRIP      RATE/MILE
Lane                                                      MILES        (HOURS)    ($/LOAD)    SCHEDULE     AD HOC
----                                                      -----        -------    --------    --------    ---------
*                                                        209             4.6          *           *            *
*                                                        380             8.4          *           *            *






Report P6a                Proprietary and Confidential                   Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95                   Federal Express Corporation                    Page 1
                     Truckload Schedule of Rates and Charges

                                  Bulk Dry Van

TIMELY TRANSPORTATION INC                                                   TRANSIT         MIN
                                                           HHG               TIME          CHARGE            ONE WAY RATE/MILE
Lane                                                      MILES             (HOURS)       ($/LOAD)         SCHED           AD HOC
----                                                      -----             -------       --------         -----           ------
*                                                          624                13.9              *            *              *
*                                                        1,144                25.4              *            *              *
*                                                        1,225                27.2              *            *              *
*                                                          306                 6.8              *            *              *
*                                                          306                 6.8              *            *              *
*                                                          647                14.4              *            *              *
*                                                          436                 9.7              *            *              *
*                                                        1,048                23.3              *            *              *
*                                                          253                 5.6              *            *              *
*                                                          449                10.0              *            *              *
*                                                          145                 3.2              *            *              *
*                                                          326                 7.2              *            *              *
*                                                          624                13.9              *            *              *
*                                                          306                 6.8              *            *              *
*                                                          647                14.4              *            *              *
*                                                          436                 9.7              *            *              *
*                                                          253                 5.6              *            *              *
*                                                          449                10.0              *            *              *
*                                                          243                 5.4              *            *              *
*                                                          679                15.1              *            *              *
*                                                          476                10.6              *            *              *
*                                                          813                18.1              *            *              *
*                                                          838                18.6              *            *              *
*                                                          287                 6.4              *            *              *
*                                                          153                 3.4              *            *              *
*                                                          209                 4.6              *            *              *
*                                                          380                 8.4              *            *              *
*                                                          243                 5.4              *            *              *
*                                                        1,334                29.6              *            *              *
*                                                          679                15.1              *            *              *
*                                                          400                 8.9              *            *              *
*                                                          476                10.6              *            *              *
*                                                        1,221                27.1              *            *              *
*                                                          809                18.0              *            *              *
*                                                        1,225                27.2              *            *              *
*                                                          909                20.2              *            *              *
*                                                        1,048                23.3              *            *              *
*                                                        1,100                24.4              *            *              *
*                                                          813                18.1              *            *              *
*                                                        1,250                27.8              *            *              *


Report P6a                Proprietary and Confidential                  Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95                   Federal Express Corporation                    Page 2
                     Truckload Schedule of Rates and Charges

                                  Bulk Dry Van


TIMELY TRANSPORTATION INC                                                   TRANSIT         MIN
                                                           HHG               TIME          CHARGE            ONE WAY RATE/MILE
Lane                                                      MILES             (HOURS)       ($/LOAD)         SCHED           AD HOC
----                                                      -----             -------       --------         -----           ------
*                                                          838                18.6              *            *              *
*                                                        1,098                24.4              *            *              *
*                                                          782                17.4              *            *              *
*                                                          921                20.5              *            *              *
*                                                          794                17.6              *            *              *
*                                                        1,145                25.4              *            *              *
*                                                          287                 6.4              *            *              *
*                                                          380                 8.4              *            *              *
*                                                        1,172                26.0              *            *              *
*                                                          788                17.5              *            *              *



Report P6a             Proprietary and Confidential                      Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/06/95                 Federal Express Corporation

                     Truckload Schedule of Rates and Charges
                               Accessorial Charges


TIMELY TRANSPORTATION INC


          ACCESSORIAL                                   UNIT                         CHARGE
            CHARGE                                   DESCRIPTION                     $/UNIT
------------------------------                     ---------------              ------------------
Stop-Off                                           Stop                                *
Inter-City                                         Load                                *
Trailer Staging/Detention                          Hour                                *
Cancellation of Load                               Load                                *
Layover                                            Day                                 *
Positioning                                        Mile                                *
Dead Head                                          Mile                                *
Deadhead Miles                                     Per Mile                            *





Report P6b               Proprietary and Confidential                    Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95          FEDEX STRATEGIC CONTRACT CORE CARRIER PROGRAM           PAGE 1
                    Bulk Dry Van State-to-State Rate Summary

                            TIMELY TRANSPORTATION INC


                                                            DESTINATION
          --------------------------------------------------------------------------------------------------------
ORIGIN     AL      AZ     AR      CA      CO      CT     DC      DE      FL      GA          ID       IL      IN
AL         *       *      *       *       *       *      *       *       *       *           *        *       *
AZ         *       *      *       *       *       *      *       *       *       *           *        *       *
AR         *       *      *       *       *       *      *       *       *       *           *        *       *
CA         *       *      *       *       *       *      *       *       *       *           *        *       *
CO         *       *      *       *       *       *      *       *       *       *           *        *       *
CT         *       *      *       *       *       *      *       *       *       *           *        *       *
DC         *       *      *       *       *       *      *       *       *       *           *        *       *
DE         *       *      *       *       *       *      *       *       *       *           *        *       *
FL         *       *      *       *       *       *      *       *       *       *           *        *       *
GA         *       *      *       *       *       *      *       *       *       *           *        *       *
ID         *       *      *       *       *       *      *       *       *       *           *        *       *
IL         *       *      *       *       *       *      *       *       *       *           *        *       *
IN         *       *      *       *       *       *      *       *       *       *           *        *       *
IA         *       *      *       *       *       *      *       *       *       *           *        *       *
KS         *       *      *       *       *       *      *       *       *       *           *        *       *
KY         *       *      *       *       *       *      *       *       *       *           *        *       *
LA         *       *      *       *       *       *      *       *       *       *           *        *       *
ME         *       *      *       *       *       *      *       *       *       *           *        *       *
MD         *       *      *       *       *       *      *       *       *       *           *        *       *
MA         *       *      *       *       *       *      *       *       *       *           *        *       *
MI         *       *      *       *       *       *      *       *       *       *           *        *       *
MN         *       *      *       *       *       *      *       *       *       *           *        *       *
MS         *       *      *       *       *       *      *       *       *       *           *        *       *
MO         *       *      *       *       *       *      *       *       *       *           *        *       *
MT         *       *      *       *       *       *      *       *       *       *           *        *       *
NE         *       *      *       *       *       *      *       *       *       *           *        *       *
NH         *       *      *       *       *       *      *       *       *       *           *        *       *
NJ         *       *      *       *       *       *      *       *       *       *           *        *       *
NM         *       *      *       *       *       *      *       *       *       *           *        *       *
NY         *       *      *       *       *       *      *       *       *       *           *        *       *
NV         *       *      *       *       *       *      *       *       *       *           *        *       *
NC         *       *      *       *       *       *      *       *       *       *           *        *       *
ND         *       *      *       *       *       *      *       *       *       *           *        *       *
OH         *       *      *       *       *       *      *       *       *       *           *        *       *
OK         *       *      *       *       *       *      *       *       *       *           *        *       *
OR         *       *      *       *       *       *      *       *       *       *           *        *       *
PA         *       *      *       *       *       *      *       *       *       *           *        *       *
RI         *       *      *       *       *       *      *       *       *       *           *        *       *
SC         *       *      *       *       *       *      *       *       *       *           *        *       *
SD         *       *      *       *       *       *      *       *       *       *           *        *       *
TN         *       *      *       *       *       *      *       *       *       *           *        *       *
TX         *       *      *       *       *       *      *       *       *       *           *        *       *
UT         *       *      *       *       *       *      *       *       *       *           *        *       *
VT         *       *      *       *       *       *      *       *       *       *           *        *       *
VA         *       *      *       *       *       *      *       *       *       *           *        *       *
WA         *       *      *       *       *       *      *       *       *       *           *        *       *
WV         *       *      *       *       *       *      *       *       *       *           *        *       *
WI         *       *      *       *       *       *      *       *       *       *           *        *       *
WY         *       *      *       *       *       *      *       *       *       *           *        *       *


Report State 1            Proprietary and Confidential                   Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95          FEDEX STRATEGIC CONTRACT CORE CARRIER PROGRAM           PAGE 2
                    Bulk Dry Van State-to-State Rate Summary

                            TIMELY TRANSPORTATION INC

                                                            DESTINATION
          --------------------------------------------------------------------------------------------------------
ORIGIN     IA      KS     KY      LA      ME      MD     MA      MI      MN      MS          MO       MT      NE
AL         *       *      *       *       *       *      *       *       *       *           *        *       *
AZ         *       *      *       *       *       *      *       *       *       *           *        *       *
AR         *       *      *       *       *       *      *       *       *       *           *        *       *
CA         *       *      *       *       *       *      *       *       *       *           *        *       *
CO         *       *      *       *       *       *      *       *       *       *           *        *       *
CT         *       *      *       *       *       *      *       *       *       *           *        *       *
DC         *       *      *       *       *       *      *       *       *       *           *        *       *
DE         *       *      *       *       *       *      *       *       *       *           *        *       *
FL         *       *      *       *       *       *      *       *       *       *           *        *       *
GA         *       *      *       *       *       *      *       *       *       *           *        *       *
ID         *       *      *       *       *       *      *       *       *       *           *        *       *
IL         *       *      *       *       *       *      *       *       *       *           *        *       *
IN         *       *      *       *       *       *      *       *       *       *           *        *       *
IA         *       *      *       *       *       *      *       *       *       *           *        *       *
KS         *       *      *       *       *       *      *       *       *       *           *        *       *
KY         *       *      *       *       *       *      *       *       *       *           *        *       *
LA         *       *      *       *       *       *      *       *       *       *           *        *       *
ME         *       *      *       *       *       *      *       *       *       *           *        *       *
MD         *       *      *       *       *       *      *       *       *       *           *        *       *
MA         *       *      *       *       *       *      *       *       *       *           *        *       *
MI         *       *      *       *       *       *      *       *       *       *           *        *       *
MN         *       *      *       *       *       *      *       *       *       *           *        *       *
MS         *       *      *       *       *       *      *       *       *       *           *        *       *
MO         *       *      *       *       *       *      *       *       *       *           *        *       *
MT         *       *      *       *       *       *      *       *       *       *           *        *       *
NE         *       *      *       *       *       *      *       *       *       *           *        *       *
NH         *       *      *       *       *       *      *       *       *       *           *        *       *
NJ         *       *      *       *       *       *      *       *       *       *           *        *       *
NM         *       *      *       *       *       *      *       *       *       *           *        *       *
NY         *       *      *       *       *       *      *       *       *       *           *        *       *
NV         *       *      *       *       *       *      *       *       *       *           *        *       *
NC         *       *      *       *       *       *      *       *       *       *           *        *       *
ND         *       *      *       *       *       *      *       *       *       *           *        *       *
OH         *       *      *       *       *       *      *       *       *       *           *        *       *
OK         *       *      *       *       *       *      *       *       *       *           *        *       *
OR         *       *      *       *       *       *      *       *       *       *           *        *       *
PA         *       *      *       *       *       *      *       *       *       *           *        *       *
RI         *       *      *       *       *       *      *       *       *       *           *        *       *
SC         *       *      *       *       *       *      *       *       *       *           *        *       *
SD         *       *      *       *       *       *      *       *       *       *           *        *       *
TN         *       *      *       *       *       *      *       *       *       *           *        *       *
TX         *       *      *       *       *       *      *       *       *       *           *        *       *
UT         *       *      *       *       *       *      *       *       *       *           *        *       *
VT         *       *      *       *       *       *      *       *       *       *           *        *       *
VA         *       *      *       *       *       *      *       *       *       *           *        *       *
WA         *       *      *       *       *       *      *       *       *       *           *        *       *
WV         *       *      *       *       *       *      *       *       *       *           *        *       *
WI         *       *      *       *       *       *      *       *       *       *           *        *       *
WY         *       *      *       *       *       *      *       *       *       *           *        *       *


Report State 1             Proprietary and Confidential                 Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95          FEDEX STRATEGIC CONTRACT CORE CARRIER PROGRAM           PAGE 3
                    Bulk Dry Van State-to-State Rate Summary

                            TIMELY TRANSPORTATION INC

                                                            DESTINATION
          --------------------------------------------------------------------------------------------------------
ORIGIN     NH      NJ     NM      NY      NV      NC     ND      OH      OK      OR          PA       RI      SC
AL         *       *      *       *       *       *      *       *       *       *           *        *       *
AZ         *       *      *       *       *       *      *       *       *       *           *        *       *
AR         *       *      *       *       *       *      *       *       *       *           *        *       *
CA         *       *      *       *       *       *      *       *       *       *           *        *       *
CO         *       *      *       *       *       *      *       *       *       *           *        *       *
CT         *       *      *       *       *       *      *       *       *       *           *        *       *
DC         *       *      *       *       *       *      *       *       *       *           *        *       *
DE         *       *      *       *       *       *      *       *       *       *           *        *       *
FL         *       *      *       *       *       *      *       *       *       *           *        *       *
GA         *       *      *       *       *       *      *       *       *       *           *        *       *
ID         *       *      *       *       *       *      *       *       *       *           *        *       *
IL         *       *      *       *       *       *      *       *       *       *           *        *       *
IN         *       *      *       *       *       *      *       *       *       *           *        *       *
IA         *       *      *       *       *       *      *       *       *       *           *        *       *
KS         *       *      *       *       *       *      *       *       *       *           *        *       *
KY         *       *      *       *       *       *      *       *       *       *           *        *       *
LA         *       *      *       *       *       *      *       *       *       *           *        *       *
ME         *       *      *       *       *       *      *       *       *       *           *        *       *
MD         *       *      *       *       *       *      *       *       *       *           *        *       *
MA         *       *      *       *       *       *      *       *       *       *           *        *       *
MI         *       *      *       *       *       *      *       *       *       *           *        *       *
MN         *       *      *       *       *       *      *       *       *       *           *        *       *
MS         *       *      *       *       *       *      *       *       *       *           *        *       *
MO         *       *      *       *       *       *      *       *       *       *           *        *       *
MT         *       *      *       *       *       *      *       *       *       *           *        *       *
NE         *       *      *       *       *       *      *       *       *       *           *        *       *
NH         *       *      *       *       *       *      *       *       *       *           *        *       *
NJ         *       *      *       *       *       *      *       *       *       *           *        *       *
NM         *       *      *       *       *       *      *       *       *       *           *        *       *
NY         *       *      *       *       *       *      *       *       *       *           *        *       *
NV         *       *      *       *       *       *      *       *       *       *           *        *       *
NC         *       *      *       *       *       *      *       *       *       *           *        *       *
ND         *       *      *       *       *       *      *       *       *       *           *        *       *
OH         *       *      *       *       *       *      *       *       *       *           *        *       *
OK         *       *      *       *       *       *      *       *       *       *           *        *       *
OR         *       *      *       *       *       *      *       *       *       *           *        *       *
PA         *       *      *       *       *       *      *       *       *       *           *        *       *
RI         *       *      *       *       *       *      *       *       *       *           *        *       *
SC         *       *      *       *       *       *      *       *       *       *           *        *       *
SD         *       *      *       *       *       *      *       *       *       *           *        *       *
TN         *       *      *       *       *       *      *       *       *       *           *        *       *
TX         *       *      *       *       *       *      *       *       *       *           *        *       *
UT         *       *      *       *       *       *      *       *       *       *           *        *       *
VT         *       *      *       *       *       *      *       *       *       *           *        *       *
VA         *       *      *       *       *       *      *       *       *       *           *        *       *
WA         *       *      *       *       *       *      *       *       *       *           *        *       *
WV         *       *      *       *       *       *      *       *       *       *           *        *       *
WI         *       *      *       *       *       *      *       *       *       *           *        *       *
WY         *       *      *       *       *       *      *       *       *       *           *        *       *


Report State 1           Proprietary and Confidential                    Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95          FEDEX STRATEGIC CONTRACT CORE CARRIER PROGRAM           PAGE 4
                    Bulk Dry Van State-to-State Rate Summary

                            TIMELY TRANSPORTATION INC



ORIGIN     SD      TN     TX      UT      VT      VA     WA      WV      WI      WY
AL         *       *      *       *       *       *      *       *       *       *
AZ         *       *      *       *       *       *      *       *       *       *
AR         *       *      *       *       *       *      *       *       *       *
CA         *       *      *       *       *       *      *       *       *       *
CO         *       *      *       *       *       *      *       *       *       *
CT         *       *      *       *       *       *      *       *       *       *
DC         *       *      *       *       *       *      *       *       *       *
DE         *       *      *       *       *       *      *       *       *       *
FL         *       *      *       *       *       *      *       *       *       *
GA         *       *      *       *       *       *      *       *       *       *
ED         *       *      *       *       *       *      *       *       *       *
IL         *       *      *       *       *       *      *       *       *       *
IN         *       *      *       *       *       *      *       *       *       *
IA         *       *      *       *       *       *      *       *       *       *
KS         *       *      *       *       *       *      *       *       *       *
KY         *       *      *       *       *       *      *       *       *       *
LA         *       *      *       *       *       *      *       *       *       *
ME         *       *      *       *       *       *      *       *       *       *
MD         *       *      *       *       *       *      *       *       *       *
MA         *       *      *       *       *       *      *       *       *       *
MI         *       *      *       *       *       *      *       *       *       *
MN         *       *      *       *       *       *      *       *       *       *
MS         *       *      *       *       *       *      *       *       *       *
MO         *       *      *       *       *       *      *       *       *       *
MT         *       *      *       *       *       *      *       *       *       *
NE         *       *      *       *       *       *      *       *       *       *
NH         *       *      *       *       *       *      *       *       *       *
NJ         *       *      *       *       *       *      *       *       *       *
NM         *       *      *       *       *       *      *       *       *       *
NY         *       *      *       *       *       *      *       *       *       *
NV         *       *      *       *       *       *      *       *       *       *
NC         *       *      *       *       *       *      *       *       *       *
ND         *       *      *       *       *       *      *       *       *       *
OH         *       *      *       *       *       *      *       *       *       *
OK         *       *      *       *       *       *      *       *       *       *
OR         *       *      *       *       *       *      *       *       *       *
PA         *       *      *       *       *       *      *       *       *       *
RI         *       *      *       *       *       *      *       *       *       *
SC         *       *      *       *       *       *      *       *       *       *
SD         *       *      *       *       *       *      *       *       *       *
TN         *       *      *       *       *       *      *       *       *       *
TX         *       *      *       *       *       *      *       *       *       *
UT         *       *      *       *       *       *      *       *       *       *
VT         *       *      *       *       *       *      *       *       *       *
VA         *       *      *       *       *       *      *       *       *       *
WA         *       *      *       *       *       *      *       *       *       *
WV         *       *      *       *       *       *      *       *       *       *
WI         *       *      *       *       *       *      *       *       *       *
WY         *       *      *       *       *       *      *       *       *       *



Report State 1           Proprietary and Confidential                    Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95          FEDEX STRATEGIC CONTRACT CORE CARRIER PROGRAM           PAGE 1
                   CTV Roller Deck State-to-State Rate Summary

                            TIMELY TRANSPORTATION INC


                                                            DESTINATION
          ------------------------------------------------------------------------------------------------------------
Origin    AL       AZ       AR       CA       CO      CT       DC       DE       FL       GA       ID      IL       IN
AL        *        *        *        *        *       *        *        *        *        *        *       *        *
AZ        *        *        *        *        *       *        *        *        *        *        *       *        *
AR        *        *        *        *        *       *        *        *        *        *        *       *        *
CA        *        *        *        *        *       *        *        *        *        *        *       *        *
CO        *        *        *        *        *       *        *        *        *        *        *       *        *
CT        *        *        *        *        *       *        *        *        *        *        *       *        *
DC        *        *        *        *        *       *        *        *        *        *        *       *        *
DE        *        *        *        *        *       *        *        *        *        *        *       *        *
FL        *        *        *        *        *       *        *        *        *        *        *       *        *
GA        *        *        *        *        *       *        *        *        *        *        *       *        *
ID        *        *        *        *        *       *        *        *        *        *        *       *        *
IL        *        *        *        *        *       *        *        *        *        *        *       *        *
IN        *        *        *        *        *       *        *        *        *        *        *       *        *
LA        *        *        *        *        *       *        *        *        *        *        *       *        *
KS        *        *        *        *        *       *        *        *        *        *        *       *        *
KY        *        *        *        *        *       *        *        *        *        *        *       *        *
LA        *        *        *        *        *       *        *        *        *        *        *       *        *
ME        *        *        *        *        *       *        *        *        *        *        *       *        *
MD        *        *        *        *        *       *        *        *        *        *        *       *        *
MA        *        *        *        *        *       *        *        *        *        *        *       *        *
MI        *        *        *        *        *       *        *        *        *        *        *       *        *
MN        *        *        *        *        *       *        *        *        *        *        *       *        *
MS        *        *        *        *        *       *        *        *        *        *        *       *        *
MO        *        *        *        *        *       *        *        *        *        *        *       *        *
MT        *        *        *        *        *       *        *        *        *        *        *       *        *
NE        *        *        *        *        *       *        *        *        *        *        *       *        *
NH        *        *        *        *        *       *        *        *        *        *        *       *        *
NJ        *        *        *        *        *       *        *        *        *        *        *       *        *
NM        *        *        *        *        *       *        *        *        *        *        *       *        *
NY        *        *        *        *        *       *        *        *        *        *        *       *        *
NV        *        *        *        *        *       *        *        *        *        *        *       *        *
NC        *        *        *        *        *       *        *        *        *        *        *       *        *
ND        *        *        *        *        *       *        *        *        *        *        *       *        *
OH        *        *        *        *        *       *        *        *        *        *        *       *        *
OK        *        *        *        *        *       *        *        *        *        *        *       *        *
OR        *        *        *        *        *       *        *        *        *        *        *       *        *
PA        *        *        *        *        *       *        *        *        *        *        *       *        *
RI        *        *        *        *        *       *        *        *        *        *        *       *        *
SC        *        *        *        *        *       *        *        *        *        *        *       *        *
SD        *        *        *        *        *       *        *        *        *        *        *       *        *
TN        *        *        *        *        *       *        *        *        *        *        *       *        *
TX        *        *        *        *        *       *        *        *        *        *        *       *        *
UT        *        *        *        *        *       *        *        *        *        *        *       *        *
VT        *        *        *        *        *       *        *        *        *        *        *       *        *
VA        *        *        *        *        *       *        *        *        *        *        *       *        *
WA        *        *        *        *        *       *        *        *        *        *        *       *        *
WV        *        *        *        *        *       *        *        *        *        *        *       *        *
WI        *        *        *        *        *       *        *        *        *        *        *       *        *
WY        *        *        *        *        *       *        *        *        *        *        *       *        *


Report State 1            Proprietary and Confidential                   Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95          FEDEX STRATEGIC CONTRACT CORE CARRIER PROGRAM           PAGE 2
                   CTV Roller Deck State-to-State Rate Summary

                            TIMELY TRANSPORTATION INC


                                                            DESTINATION
          ------------------------------------------------------------------------------------------------------------
ORIGIN    IA       KS       KY       LA       ME      MD       MA       MI       MN       MS       MO      MT       NE
AL        *        *        *        *        *       *        *        *        *        *        *       *        *
AZ        *        *        *        *        *       *        *        *        *        *        *       *        *
AR        *        *        *        *        *       *        *        *        *        *        *       *        *
CA        *        *        *        *        *       *        *        *        *        *        *       *        *
CO        *        *        *        *        *       *        *        *        *        *        *       *        *
CT        *        *        *        *        *       *        *        *        *        *        *       *        *
DC        *        *        *        *        *       *        *        *        *        *        *       *        *
DE        *        *        *        *        *       *        *        *        *        *        *       *        *
FL        *        *        *        *        *       *        *        *        *        *        *       *        *
GA        *        *        *        *        *       *        *        *        *        *        *       *        *
ID        *        *        *        *        *       *        *        *        *        *        *       *        *
IL        *        *        *        *        *       *        *        *        *        *        *       *        *
IN        *        *        *        *        *       *        *        *        *        *        *       *        *
IA        *        *        *        *        *       *        *        *        *        *        *       *        *
KS        *        *        *        *        *       *        *        *        *        *        *       *        *
KY        *        *        *        *        *       *        *        *        *        *        *       *        *
LA        *        *        *        *        *       *        *        *        *        *        *       *        *
ME        *        *        *        *        *       *        *        *        *        *        *       *        *
MD        *        *        *        *        *       *        *        *        *        *        *       *        *
MA        *        *        *        *        *       *        *        *        *        *        *       *        *
MI        *        *        *        *        *       *        *        *        *        *        *       *        *
MN        *        *        *        *        *       *        *        *        *        *        *       *        *
MS        *        *        *        *        *       *        *        *        *        *        *       *        *
MO        *        *        *        *        *       *        *        *        *        *        *       *        *
MT        *        *        *        *        *       *        *        *        *        *        *       *        *
NE        *        *        *        *        *       *        *        *        *        *        *       *        *
NH        *        *        *        *        *       *        *        *        *        *        *       *        *
NJ        *        *        *        *        *       *        *        *        *        *        *       *        *
NM        *        *        *        *        *       *        *        *        *        *        *       *        *
NY        *        *        *        *        *       *        *        *        *        *        *       *        *
NV        *        *        *        *        *       *        *        *        *        *        *       *        *
NC        *        *        *        *        *       *        *        *        *        *        *       *        *
ND        *        *        *        *        *       *        *        *        *        *        *       *        *
OH        *        *        *        *        *       *        *        *        *        *        *       *        *
OK        *        *        *        *        *       *        *        *        *        *        *       *        *
OR        *        *        *        *        *       *        *        *        *        *        *       *        *
PA        *        *        *        *        *       *        *        *        *        *        *       *        *
RI        *        *        *        *        *       *        *        *        *        *        *       *        *
SC        *        *        *        *        *       *        *        *        *        *        *       *        *
SD        *        *        *        *        *       *        *        *        *        *        *       *        *
TN        *        *        *        *        *       *        *        *        *        *        *       *        *
TX        *        *        *        *        *       *        *        *        *        *        *       *        *
UT        *        *        *        *        *       *        *        *        *        *        *       *        *
VT        *        *        *        *        *       *        *        *        *        *        *       *        *
VA        *        *        *        *        *       *        *        *        *        *        *       *        *
WA        *        *        *        *        *       *        *        *        *        *        *       *        *
WV        *        *        *        *        *       *        *        *        *        *        *       *        *
WI        *        *        *        *        *       *        *        *        *        *        *       *        *
WY        *        *        *        *        *       *        *        *        *        *        *       *        *


Report State 1           Proprietary and Confidential                    Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95          FEDEX STRATEGIC CONTRACT CORE CARRIER PROGRAM           PAGE 3
                   CTV Roller Deck State-to-State Rate Summary

                            TIMELY TRANSPORTATION INC


                                                            DESTINATION
          ------------------------------------------------------------------------------------------------------------
ORIGIN    NH       NJ       NM       NY       NV      NC       ND       OH       OK       OR       PA      RI       SC
AL        *        *        *        *        *       *        *        *        *        *        *       *        *
AZ        *        *        *        *        *       *        *        *        *        *        *       *        *
AR        *        *        *        *        *       *        *        *        *        *        *       *        *
CA        *        *        *        *        *       *        *        *        *        *        *       *        *
CO        *        *        *        *        *       *        *        *        *        *        *       *        *
CT        *        *        *        *        *       *        *        *        *        *        *       *        *
DC        *        *        *        *        *       *        *        *        *        *        *       *        *
DE        *        *        *        *        *       *        *        *        *        *        *       *        *
FL        *        *        *        *        *       *        *        *        *        *        *       *        *
GA        *        *        *        *        *       *        *        *        *        *        *       *        *
ID        *        *        *        *        *       *        *        *        *        *        *       *        *
IL        *        *        *        *        *       *        *        *        *        *        *       *        *
IN        *        *        *        *        *       *        *        *        *        *        *       *        *
IA        *        *        *        *        *       *        *        *        *        *        *       *        *
KS        *        *        *        *        *       *        *        *        *        *        *       *        *
KY        *        *        *        *        *       *        *        *        *        *        *       *        *
LA        *        *        *        *        *       *        *        *        *        *        *       *        *
ME        *        *        *        *        *       *        *        *        *        *        *       *        *
MD        *        *        *        *        *       *        *        *        *        *        *       *        *
MA        *        *        *        *        *       *        *        *        *        *        *       *        *
MI        *        *        *        *        *       *        *        *        *        *        *       *        *
MN        *        *        *        *        *       *        *        *        *        *        *       *        *
MS        *        *        *        *        *       *        *        *        *        *        *       *        *
MO        *        *        *        *        *       *        *        *        *        *        *       *        *
MT        *        *        *        *        *       *        *        *        *        *        *       *        *
NE        *        *        *        *        *       *        *        *        *        *        *       *        *
NH        *        *        *        *        *       *        *        *        *        *        *       *        *
NJ        *        *        *        *        *       *        *        *        *        *        *       *        *
NM        *        *        *        *        *       *        *        *        *        *        *       *        *
NY        *        *        *        *        *       *        *        *        *        *        *       *        *
NV        *        *        *        *        *       *        *        *        *        *        *       *        *
NC        *        *        *        *        *       *        *        *        *        *        *       *        *
ND        *        *        *        *        *       *        *        *        *        *        *       *        *
OH        *        *        *        *        *       *        *        *        *        *        *       *        *
OK        *        *        *        *        *       *        *        *        *        *        *       *        *
OR        *        *        *        *        *       *        *        *        *        *        *       *        *
PA        *        *        *        *        *       *        *        *        *        *        *       *        *
RI        *        *        *        *        *       *        *        *        *        *        *       *        *
SC        *        *        *        *        *       *        *        *        *        *        *       *        *
SD        *        *        *        *        *       *        *        *        *        *        *       *        *
TN        *        *        *        *        *       *        *        *        *        *        *       *        *
TX        *        *        *        *        *       *        *        *        *        *        *       *        *
UT        *        *        *        *        *       *        *        *        *        *        *       *        *
VT        *        *        *        *        *       *        *        *        *        *        *       *        *
VA        *        *        *        *        *       *        *        *        *        *        *       *        *
WA        *        *        *        *        *       *        *        *        *        *        *       *        *
WV        *        *        *        *        *       *        *        *        *        *        *       *        *
WI        *        *        *        *        *       *        *        *        *        *        *       *        *
WY        *        *        *        *        *       *        *        *        *        *        *       *        *


Report State 1           Proprietary and Confidential                    Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

11/07/95          FEDEX STRATEGIC CONTRACT CORE CARRIER PROGRAM           PAGE 4
                   CTV Roller Deck State-to-State Rate Summary

                            TIMELY TRANSPORTATION INC



                                                         DESTINATION
ORIGIN    SD       TN       TX       UT       VT      VA       WA       WV       WI       WY
AL        *        *        *        *        *       *        *        *        *        *
AZ        *        *        *        *        *       *        *        *        *        *
AR        *        *        *        *        *       *        *        *        *        *
CA        *        *        *        *        *       *        *        *        *        *
CO        *        *        *        *        *       *        *        *        *        *
CT        *        *        *        *        *       *        *        *        *        *
DC        *        *        *        *        *       *        *        *        *        *
DE        *        *        *        *        *       *        *        *        *        *
FL        *        *        *        *        *       *        *        *        *        *
GA        *        *        *        *        *       *        *        *        *        *
ID        *        *        *        *        *       *        *        *        *        *
IL        *        *        *        *        *       *        *        *        *        *
IN        *        *        *        *        *       *        *        *        *        *
IA        *        *        *        *        *       *        *        *        *        *
KS        *        *        *        *        *       *        *        *        *        *
KY        *        *        *        *        *       *        *        *        *        *
LA        *        *        *        *        *       *        *        *        *        *
ME        *        *        *        *        *       *        *        *        *        *
MD        *        *        *        *        *       *        *        *        *        *
MA        *        *        *        *        *       *        *        *        *        *
MI        *        *        *        *        *       *        *        *        *        *
MN        *        *        *        *        *       *        *        *        *        *
MS        *        *        *        *        *       *        *        *        *        *
MO        *        *        *        *        *       *        *        *        *        *
MT        *        *        *        *        *       *        *        *        *        *
NE        *        *        *        *        *       *        *        *        *        *
NH        *        *        *        *        *       *        *        *        *        *
NJ        *        *        *        *        *       *        *        *        *        *
NM        *        *        *        *        *       *        *        *        *        *
NY        *        *        *        *        *       *        *        *        *        *
NV        *        *        *        *        *       *        *        *        *        *
NC        *        *        *        *        *       *        *        *        *        *
ND        *        *        *        *        *       *        *        *        *        *
OH        *        *        *        *        *       *        *        *        *        *
OK        *        *        *        *        *       *        *        *        *        *
OR        *        *        *        *        *       *        *        *        *        *
PA        *        *        *        *        *       *        *        *        *        *
RI        *        *        *        *        *       *        *        *        *        *
SC        *        *        *        *        *       *        *        *        *        *
SD        *        *        *        *        *       *        *        *        *        *
TN        *        *        *        *        *       *        *        *        *        *
TX        *        *        *        *        *       *        *        *        *        *
UT        *        *        *        *        *       *        *        *        *        *
VT        *        *        *        *        *       *        *        *        *        *
VA        *        *        *        *        *       *        *        *        *        *
WA        *        *        *        *        *       *        *        *        *        *
WV        *        *        *        *        *       *        *        *        *        *
WI        *        *        *        *        *       *        *        *        *        *
WY        *        *        *        *        *       *        *        *        *        *



Report State 1            Proprietary and Confidential                  Round 2

*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  SCHEDULE A-1
                                 TO THAT CERTAIN
                            TRANSPORTATION AGREEMENT


                                 EXCLUDED ROUTES


1.       Routes out of Williams-Sonoma, Memphis, Tennessee

2.       Routes out of VanStar Co., Indianapolis, Indiana

3.       Routes out of L.L. Bean, Freeport, Maine

4. Routes requiring specialized equipment that the Carrier does not possess.

5.       Routes not included in EXHIBIT A.

                                ROLLER DECK SPECS
                       CONTAINER TRANSPORT VEHICLES - CTVS
                                       A-2


FedEx, as part of it's regular operating scenario, requires that carriers provide trailers, on specific routes, that are able to handle aircraft container movements. These containers are referred to as Unit Load Devices (ULD's).

Carriers may provide either retractable or live roller systems. The equipment provided must be able to handle up to 5 container positions and containers up to 96 inches wide. All containers are 125 inches in length. Regardless of the roller system used, all equipment must have container stops for each container position.

Roller equipment must be maintained in a safe and usable condition at all times. The carrier is responsible for inspection of equipment and making repairs, as needed, on a periodic basis. Spare equipment may be necessary while these inspections and repairs are being conducted.

RETRACTABLE ROLLERS

FedEx will provide a list of manufacturers and contacts for those carriers investigating the use of retractable rollers. This type of equipment has the rollers permanently place in the trailers and the rollers are raised by means of air pressure supplied from the tractor.

LIVE ROLLERS

Live roller systems use conveyor roller stock attached to the floor of a standard 53 foot long, 102 inch wide dry van. There are three (3) sets of rollers that run the length of the trailer. The two (2) outside rollers are 24 inches wide and are attached to the floor along the right and left walls. The third roller is 12 inches wide and is mounted to the floor along the center line of the trailer. This will leave two (2) unrestricted walkways the length of the trailer. Walkways must be a minimum of 15 inches wide.

Page 2
Roller Deck Space
Container Transport Vehicles - CTV5
A-2, Cont'd.


CONTAINER STOPS

Both retractable and live roller systems require container stops for every container position. The stop should be a piece of metal two (2) inches wide by 1/2 inch thick. The height of the stop must be sufficient to not allow a container to jump it. The stop and it's holding unit must be stressed to hold a 9,000 pound container (maximum) in place.

The stops must be placed to hold a 125 inch long container in place with a minimum of slack, but must allow enough slack to move the container and remove pressure from the stop to allow it to be removed.

On retractable systems, the stops should be flipped into a holding unit that is set below the top of the floor. This will allow the container to be rolled over the top of the stop.

On live systems, the stops should be flipped into a holding unit that is below the top of the conveyor roller system. The holding unit must be attached to the floor of the trailer in such a way as be able to hold a 9,000 pound container.

                                   FUEL INDEX
                                  Schedule A-3

In accordance with Section 2(b) of the Transportation Agreement made and entered into as of the ____ of ____, 1995, by and between FedEx and Carrier.

All shipments will be subject to a fuel surcharge adjustment based on the following scale. The base price has been established at $1.15 per gallon.

Current ICC National Average Survey Diesel Fuel Price Per Gallon

FROM                         THROUGH                 FUEL SURCHARGE OR CREDIT
----                         -------                 ------------------------
                                                             PER MILE
                                                             --------
   $.91                       $.969                           ($0.03)
   $.97                      $1.029                           ($0.02)
  $1.03                      $1.089                           ($0.01)
  $1.09                      $1.149                            $0.00
  $1.15                      $1.209                            $0.00
  $1.21                      $1.269                            $0.01
  $1.27                      $1.329                            $0.02
  $1.33                      $1.389                            $0.03
  $1.39                      $1.449                            $0.04
  $1.45                      $1.509                            $0.05
  $1.51                      $1.569                            $0.06
  $1.57                      $1.629                            $0.07
  $1.63                      $1.689                            $0.08
  $1.69                      $1.749                            $0.09
  $1.75                      $1.809                            $0.10
  $1.81                      $1.869                            $0.11
  $1.87                      $1.929                            $0.12
  $1.93                      $1.989                            $0.13


The current price is determined each Monday from the ICC fuel survey as reported by the ICC and published in various trade magazines. The ICC Hotline number to determine weekly prices is 1- 202-927-7600, 1, 5. The fuel surcharge or credit, will be effective after the current price has been recorded for two (2) consecutive Mondays. Any fuel surcharge will be invoiced as a separate item, and any fuel credit will be applied against the next succeeding invoice submitted by carrier to FedEx.

                                    Exhibit B

                                 To That Certain

                            Transportation Agreement

                                     Between

                           TIMELY TRANSPORTATION, INC.
                                   ("Carrier")

                                       and

                           FEDERAL EXPRESS CORPORATION
                                    ("FedEx")

                              Dated ______________


--------------------------------------------------------------------------------
                                 BILL OF LADING

                          CONTRACT TERMS AND CONDITIONS

     PAGE:           1                      F E D E R A L    E X P R E S S    BILL OF LADING
    B/L #:           B 9528414053           ------------------------------------------------
CURRENT DATE:     10/13/95 Z                F E C ROUTE ID: LC210     KIAC LANE NUMBER: 8245
CURRENT DATE:     17:22 Z                   SCHD DEPT DATE: OCT 11, 1995

ORIG:     FEDERAL EXPRESS
          100 ACCESS RD
          RICKENBACKER A.N.G.B.
          LOCKBOURNE, OH 43217-0000
          DEPT DOCK: ___________

DEST:     FEDERAL EXPRESS CORPORATION
          HARRISBURG INTERNATIONAL AIRPORT

          MIDDLETON, PA 17057-0001
          ARRV DOCK: ______________

ACTL DEPT TIME: _____________________________  EMP #: _________________   EMP NAME: ______________________________

BASED ON SCHED DEPT OF 13:30L FROM LCKH, SCHED ARRV TO MDTR IS 21:35L ON 10/11/95

*****                                   IN CASE OF EARLY OR LATE DEPARTURE, ADD LEG STEM TIME TO                             *****
*****                             ACTUAL DEPARTURE TIME TO DETERMINE NEW PLANNED/ESTIMATED ARRIVAL TIME                      *****

                                    COMPLETE ROUTING WITH STEM TIME FROM ORIGIN LOCATION: LCKH
LCKH      08:05         MDTR        01:50   ABER     ___:___           _____    ___:___          _____    ___:___     _____

                                         IN THE EVENT OF ANY DELAY OF 30 MINUTES OR MORE,
                                                CONTACT: TRUCK DESK 1-800-537-3912

      LOAD MANAGER:  MARKECH, DENNIS             TELEPHONE NUMBER:  614-492-5022
DELIVERING CARRIER:                                                                     TRACTOR #: XXXX
TRAILER A:  58787                   SEAL #:  1557197          TRAILER B:  ________________                SEAL #:  ___________
DRIVER #1 NAME: ______________________________________________                                            DOLLY #: __________
                                                                                                       SCHEDULE TRUCK TYPE: CTV5

                                             U N I T   L O A D   D E V I C E   D A T A
                                             -----------------------------------------
                                           DESCRIPTION OF ARTICLES : FREIGHT OF ALL KINDS
  POS          ULD           H/M     PCS     A/E     WGT      A/E     DEST       SVC       SECURED BY       PACKAGE DEST
------   ---------------   ------  ------   ----   -------   ----   --------   ------   -------------   ---------------------
1        AAM9028FM                 0074     A      04490     A      ABER       ES1      204609          ABE
2        AMJ0646FM                 0050     E      01340     A      ABER       ES1      X               ABE
3        AMJ1815FM                 0057     E      03250     A      MDTR       ES1      X               MDT
4F       AYYD345FM                 0160     E      01600     A      MDTR       ES1      X               GTY      PURE
4B       AYYC266FM                 0000            00300     A      MDTR                X
5        SAA0618FM                 0141     E      01410     E      MDTR       ES1      X               MDT

------   ---------------   ------  ------   ----   -------   ----   --------   ------   -------------   -------  -------   -------

------   ---------------   ------  ------   ----   -------   ----   --------   ------   -------------   -------  -------   -------

------   ---------------   ------  ------   ----   -------   ----   --------   ------   -------------   -------  -------   -------

------   ---------------   ------  ------   ----   -------   ----   --------   ------   -------------   -------  -------   -------


TRAILER A TOTALS: PIECES 000482                      WEIGHT  0012390
TRAILER B TOTALS: PIECES 000000                      WEIGHT  0000000
           TOTAL: PIECES 000482                      WEIGHT  0012390
REMARKS:
LOADING TIME      START ___:___             FINISH ___:___                      DATE ___/___/___
ULD LOCK AND SEAL VERIFICATION                                                                                              (DRIVER)
                               --------------------------------------------------------------------------------------------
RECEIVED BY:                                EMP NO:                                     DATE:  10/12/95
             -----------------------                ----------------------------
NOTE:    MARK "x" IN H/M COLUMN             BILL ALL FREIGHT                    FEDERAL EXPRESS CORPORATION
         IF HAZARDOUS MATERIALS             CHARGES TO:                         CONTRACT CARRIER ADMIN - 2848
                                                                                P.O.  BOX 727
                                                                                MEMPHIS, TN 38194

                                    Exhibit C

                                 To That Certain

                            Transportation Agreement

                                     Between

                           TIMELY TRANSPORTATION, INC.
                                   ("Carrier")

                                       and

                           FEDERAL EXPRESS CORPORATION
                                    ("FedEx")

                            Dated ___________________


--------------------------------------------------------------------------------
                              CARRIER'S INTERSTATE
                           COMMERCE COMMISSION PERMIT

                                                                           PM-31
                                                                    (REV. 10/84)

                        INTERSTATE COMMERCE COMMISSION

                                                                  SERVICE DATE

                                                                   MAR 9 1992



                                     PERMIT

                             NO. MC 249372 (SUB 0-P)

                           TIMELY TRANSPORTATION, INC.
                                   ATLANTA, GA


         This Permit is evidence of the carrier's authority to engage in transportation as a contract carrier by motor vehicle.

         This authority will be effective as long as the carrier maintains compliance with the requirements pertaining to insurance coverage for the protection of the public (49 CFR 1043); the designation of agents upon whom process may be served (49 CFR 1044); the execution of contracts (49 CFR 1053)*; and for passenger carriers, tariffs of schedules (49 CFR 1312).

         This authority is subject to any terms, conditions, and limitations as are now, or may later be, attached to this privilege.

         The Transportation service to be performed is described on the reverse side of this document.

         By the Commission.


                                               SIDNEY L. STRICKLAND, JR.
                  (SEAL)                               Secretary


NOTE: If there are any discrepancies regarding this Permit, please notify the Commission within 30 days.

__________________

         * While the execution of contracts must be accomplished, it is unnecessary to file them with the Commission.

                                                         NO. MC 249372 (SUB 0-P)
                                                         PAGE 2



To operate as a contract carrier, by motor vehicle, in interstate or foreign commerce, over irregular routes, transporting general commodities (except hazardous materials, household goods, and commodities in bulk), between points in the U.S. (Except AK and HI), under continuing contract(s) with commercial shippers or receivers of such commodities.

NOTE: Willful and persistent noncompliance with applicable safety fitness of regulations as evidenced by a DOT safety rating of "Unsatisfactory" or by other indicators, could result in a proceeding required the holder of this certificate or permit to show cause why this authority should not be suspended or revoked.

                                    Exhibit D

                                 To That Certain

                            Transportation Agreement

                                     Between

                           TIMELY TRANSPORTATION, INC.
                                   ("Carrier")

                                       and

                           FEDERAL EXPRESS CORPORATION
                                    ("FedEx")

                            Dated __________________



--------------------------------------------------------------------------------
                              SERVICE REQUIREMENTS

                              SERVICE REQUIREMENTS
                                    EXHIBIT D

In accordance with Section 1(i) of the Transportation Agreement made and entered into as of the 19th of November, 1995 by and between FedEx and (Carrier), the carrier agrees to maintain a service level of ***** at all times during the Term of this Agreement.

The service level is zero based. It will be determined by using the departure and arrival times contained in the FedEx Dispatch system.

The stem times used to determine the service level will be determined by dividing Household Goods Miles by a speed of 45 miles per hour.

The carrier will be responsible for all service failures that are within the direct control of the carrier and of the carriers' employees or agents.

The carrier will be responsible for the service failures of any subcontractor used to handle a FedEx movement under this agreement.

Service levels will be calculated at the end of each month and the carriers will be informed of all delays attributed to them. The carrier will be allowed to arbitrate all service failures charged to them that they are in dispute with.

In the event that the carrier maintains the service level required by the Terms of the Agreement but has unacceptable service levels on an individual lane, FedEx reserves the right to replace the carrier on the individual lane.

FedEx will provide to the carrier, in writing, notice of any lanes that have acceptable service levels and may be removed under the provisions of this exhibit.

Before a carrier is removed from an individual lane for unacceptable service levels, FedEx will allow the carrier a period of two (2) weeks from the date of notice, to provide the service levels required. The carrier agrees to take reasonable steps to improve the service level and provide to FedEx, in writing, what those steps are.



*** Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

              Revenue and Container Movements for FedEx -- 05/01/95
                   Contract Carrier Administration & Planning

INDEX

1)       Service Requirements

         A.       Pickup and Delivery Times
         B.       Transit Times
         C.       Loading and Unloading
         D.       Bills of Lading
         E.       Delays
         F.       24 Hour Telephone Number
         G.       Carrier Service Level
         H.       Carrier Equipment Availability
         I.       General Rules

2)       Equipment Requirements

         Trailer Size - Type of Doors

3)       Billing Information

         A.       Billing Address
         B.       Billing
         C.       Telephone Numbers for Questions

                    Revenue and Container Movements for FedEx
                   Contract Carrier Administration & Planning


1)       SERVICE REQUIREMENTS

FedEx transports freight of all kinds, empty aircraft containers and pallets (a.k.a. ULD(s) - unit load device(s), from facility to facility via surface transportation as part of our integrated network.

         A.       Pickup and Delivery Times

                  Pickup and delivery times are established by Contract Carrier Administration & Planning and Surface Operations Control in Memphis, and the origin and destination FedEx locations, to coincide with their operational requirements.

         B.       Transit Times

                  Established pickup and delivery times must be adhered to and any delay must be reported to FedEx when the delay is identified. (See delay and 24 hour telephone sections). All federal, state and local laws, and regulations, must be complied with at all times while under a FedEx load.


================================================================================

Departure

The Bill of Lading you receive from the FedEx origin will show: your scheduled departure time, scheduled arrival time, and the time necessary to complete your trip (STEM TIME). A FedEx employee will initial the Bill of Lading, as well as show your time out. In the event you leave early or late, you are expected to meet your STEM TIME requirement. Make sure you and the FedEx employee agree upon the time you are being shown out. You are required at all times to drive within the applicable speed limits along your route.

In route

In the event you are going to be delayed into destination by thirty minutes or more, please contact your Company Dispatch so that they may call FedEx and inform us of the delay and the reason for it. It is important that you COMMUNICATE any delay(s) of over thirty (30) minutes so that FedEx may alert affected locations to provide personnel to move the packages.

Page 2
Revenue and Container Movement for FedEx -- 05/01/95
Contract Carrier Administration & Planning Cont'd.


Arrival

If you are late for your arrival time, please inform the FedEx employee arriving you, of the reason for your delay. This will allow FedEx to track the causes for delays and be proactive in actions needed to improve service.


================================================================================

C.       Loading and Unloading

         FedEx will be responsible for loading and unloading all shipments.

D.       Bill of Lading

         Bills of Lading are computer generated and printed at the origin location. The driver will be provided a copy of the Bill of Lading after it is completed. The Bill of Lading will include toll free telephone numbers to report delays in the event the driver cannot contact their dispatch.

E.       Delays

         Any delay (at origin/destination/enroute) must be reported to FedEx as soon as the delay is identified.

         Dispatch/driver should reference the route number, origin, destination, and Carrier name, when reporting. You must know your route number.

F. Toll Free Number - FOR DELAYS ONLY: 1-800-537-3912 (24 hour coverage)

G.       Carrier Service Level

         All arrivals and departures are tracked and monitored by Carrier for compliance with established pickup and delivery times. A service level report will be prepared monthly by Carrier for use in future Carrier selection. The FedEx Carrier service level system is zero based tolerance. A delay of one (1) minute constitutes a service failure.

Page 3
Revenue and Container Movement for FedEx -- 05/01/95
Contract Carrier Administration & Planning Cont'd.

H.       Carrier Equipment Availability

         Due to the large volume of inbound phone calls received daily, carriers are requested to send their equipment availability to Surface Operations Control by FAX rather than verbally. The FAX number is 901-368-4586.

I.       General Rules

         The following must be passed on to your employees:

         You are not to perform any unsafe or illegal acts when you are carrying a FedEx load.

         Please remember that when you are at our facilities, many of them are under the control of the Federal Aviation Administration. The same rules that apply when you are in an airport are in effect at all of our airport facilities.

         No firearms or explosives are allowed.

         Smoking is not permitted at any FedEx facility except in designated areas.

         All pets must stay in the cab of your tractor until you are off of the airport property.

         FedEx locations can be extremely busy and congested. For your safety and the safety of our employees, please follow all directions unless they place you in an unsafe position.


         Please stay away from the operation area unless directed to enter by a FedEx employee. Ask any FedEx employee for directions to the drive waiting area.

J.       Equipment Requirements

         Trailer size and door requirements.

         A 53 x 102 trailer with swing doors is required for most freight and container movements unless otherwise specified.

Page 4
Revenue and Container Movement for FedEx -- 05/01/95
Contract Carrier Administration & Planning Cont'd.


         Roller bed trailers are required for some freight and container/pallets moves. These requirements will be specified at the time of dispatch.

K.       Billing Information

         Mailing Address:

         Federal Express Corporation
         Contract Carrier Administration & Planning
         P.O. Box 727
         Memphis, TN  38194-2848

         Physical Address:

         Federal Express Corporation
         Contract Carrier Administration & Planning
         2813 Business Park Drive, Building I
         Memphis, TN  38118

         Billing:

         Invoice each move separately, referencing the route number for that move and the date of the move on the invoice. The route number is provided on the Bill of Lading given to the driver. Assessorial charges must be a separate line item and identified accordingly.

L.       Telephone Numbers for Questions

         Billing:
                  Cindy Lantrip                      901-797-6670
                  Carol Johnson                      901-797-6669
                  Lethelea Jackson                   901-797-6563

Page 5
Revenue and Container Movement for FedEx              -- 05/01/95
Contract Carrier Administration & Planning Cont'd.


M.       Route Information:

         Eastern Region - Deidra Daniel-Edwards         901-797-6554
         Central Region - Deloris Crowe                 901-797-6680
         Western Region - Barbara Coulter               901-797-6544
         Southern Region - Monte Morgan                 901-797-6559

                                    Exhibit E

                                 To That Certain

                            Transportation Agreement

                                     Between

                           TIMELY TRANSPORTATION, INC.
                                   ("Carrier")

                                       and

                           FEDERAL EXPRESS CORPORATION
                                    ("FedEx")

                             Dated _________________


================================================================================

                                    INSURANCE

         (a) Worker's Compensation Insurance, with "Broad Form All States" endorsement and employer's liability limits as required by applicable law. Such insurance shall provide for a waiver of subrogation by the insurer against FedEx, its officers, directors and employees.

         (b) Comprehensive General Liability Insurance, naming FedEx, its officers, directors and employees as additional insureds, as their interest may appear under the terms of this Agreement, including bodily injury liability and contractual liability endorsements, with a combined single limit of not less than $____________.

         (c) Automobile Liability Insurance covering the Carrier's owned, non-owned and hired vehicles, naming FedEx, its officers, directors and employees as additional insureds, as their interests may appear under the terms of this Agreement, including bodily injury and property damage endorsements, with a combined single limit of not less than $____________.

         (d) Contractual Liability Insurance incorporating the express language of Section 6 of the Agreement and expressly covering the obligations and liabilities of the Carrier under Sections 6.

         (e) Cargo Liability - Insurance with minimum limits of $__________ per occurrence, which policy or policies shall name FedEx, its officers, directors and employees as additional insureds, as their interests may appear under the terms of this Agreement.


25449